Exhibit 99.1

IDEAS. UN CONTAINED. Investor Presentation December 2020

2 Safe Harbor This presentation includes “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 , as amended . Words such as "may," "might," "will," "should," "believe," "expect," "anticipate," "estimate," "continue," "predict," "forecast," "project," "plan," "intend" or similar expressions, or statements regarding intent, belief, or current expectations, are forward - looking statements . The statements contained in this report that are not purely historical are forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . While we believe these forward - looking statements are reasonable, undue reliance should not be placed on any such forward - looking statements, which are based on information available to us on the date of this presentation . These forward - looking statements are subject to various risks and uncertainties, many of which are difficult to predict that could cause actual results to differ materially from current expectations and assumptions from those set forth or implied by any forward - looking statements . Important factors that could cause actual results to differ materially from current expectations include, among others, our ability to complete our projects within the commercial and residential verticals as scheduled, our ability to construct, deliver and deploy our D - Tec mobile laboratories as planned, our ability to position the Company for future profitability, our ability to maintain compliance with the NASDAQ listing requirements, and the other factors discussed in our Annual Report on Form 10 - K for the year ended December 31 , 2019 and our subsequent filings with the SEC, including subsequent periodic reports on Forms 10 - Q and 8 - K . The information in this release is provided only as of the date of this release, and we undertake no obligation to update any forward - looking statements contained in this release on account of new information, future events, or otherwise, except as required by law .

3 Investor Highlights 3 Significant Opportunities in Medical, Commercial, Residential and Hospitality Construction Markets Targeting Large Verticals Multiple, Established Recurring Revenue Streams, Including Sales, Fees, Services and Licensing Diversified Revenue Base $24.9 Million Construction Backlog at September 30, 2020 Substantial Increase in Revenue Expected in 2021 Growing New Business Pipeline No Debt, with Sufficient Capital in place to Fund Active Pipeline Strong Balance Sheet SG Echo Facility Provides Significant Opportunity to Control Costs and Capture Revenue from Design, Sales, Build - out, Testing and Operations Vertically Integrated Rapid Deployment of Durable Facilities that are Climate Resistant and Generate a Fraction of the Carbon Footprint in Manufacture and Construction “Safe” and “Green”

4 WE REPURPOSE SHIPPING CONTAINERS INTO ICONIC STRUCTURES

5 Containers Are… STRONG. Fast. Green. ▪ Containers are STRONG , resilient, maritime - grade structures ▪ Engineered to self - center and lock into place when stacked ▪ At maximum weight containers can be stacked 9 stories high ▪ Builders save time and money and deliver a structure Faster to an end - user ▪ Containers are already "squared" which eliminates significant time in the construction process ▪ Repurposed containers greatly offset ground - up development’s carbon footprint, reducing resource use ▪ Millions of unused shipping containers in the world that can be effectively recycled 5

Innovation and “Disruption” Brings Efficiency Across Many Industries 6 Unique, efficient and creative solutions to solve “space” needs brings “disruption” to real estate design and construction, medical care, and lab services ▪ Repurposing shipping containers into code - compliant structures reduces the carbon footprint of construction, and delivers buildings that are earthquake and hurricane resistant ▪ Enclosing equipment such as computer servers, solar panels or automated parking in containers allows projects to stack vertically and reduce the need for large land parcels ▪ Point of care diagnostic testing allows people in hot - zones, in underserved and rural communities to access life sustaining best - in - class tests in our CLIA Labs Innovative Business Model Infrastructure Lodging Communications Software Transportation Data / Storage Real Estate

7 7 ARCHITECTURE & ENGINEERING SITE WORK CONTAINER MODIFI C A TIONS MODULAR FINISHING WORK TRANSPORT TO SITE IN S T AL L A TION COMPLETED PROJECT • CSC requirements for 5 0,000 pound capacity that can withstand lateral forces that exceed CA seismic standards and Miami Dade hurricane codes • Made from heavy gauge Core - Ten steel construction with plywood subflooring CONTAINER FACTS Modular Construction Lower Cost – More Efficient – Faster to Deploy – Environmentally Friendly

8 8 x In 3Q 2020, SG Blocks acquired the assets of modular factory Echo DCL, along with the right of first refusal to acquire the factory building and 19 - acre parcel located in Durant, Oklahoma. x Since inception, ECHO DCL has catered to meet the space needs for military, education, administration facilities, health care, government, commercial and residential customers, including SG Blocks. x Renamed SG Echo, this facility allows for vertical integration to better control cost of goods sold and provide better efficiency. Strategic Acquisition Provides Vertical Integration Acquisition of ECHO DCL operations provides opportunity for improved efficiency

9 Targeting Large Verticals for Sustainable Growth Actively pursuing a large number of new opportunities in existing and new markets $194B (1) Market Opportunity $112B (2) Market Opportunity Commercial Construction Global Modular Construction POC Diagnostic Market by 2027 Established base of business in key vertical markets… 1. As of 2020; https://www.ibisworld.com/industry - statistics/market - size/commercial - building - construction - united - states/ 2. As of 2018; https://www.grandviewresearch.com/industry - analysis/modular - construction - market 3. Forecast estimate; https://www.prnewswire.com/news - releases/point - of - care - diagnostics - market - size - worth - 24 - 1 - billion - by - 2027 -- cagr - 3 - 2 - grand - view - research - inc - 301026642.html#:~:text=Find%20more%20research%20reports%20on,14.4%25%20over%20the%20forecast%20period 4. As of 2020; https://www.ibisworld.com/united - states/market - research - reports/home - builders - industry/ $24.1B (3) Market Opportunity $94.7B (4) Market Opportunity Single Family Housing

Healthcare: Recent Accomplishments

Vertically integrated provider of rapid and accurate testing, meeting a significant need

- ✓ **EXECUTED** a Managed Supply Agreement and Purchase Order with **OSANG Healthcare** to distribute up to 2 million COVID-19 rapid tests in the U.S.
- ✓ **FORMED** a joint venture with Clarity Diagnostics to deliver CLIA-certified point-of-care labs
- ✓ **SELECTED** as Trusted Testing Partner for Hawaii's travel testing program, with initial testing sites in southern California
- ✓ **COMPLETED** deployment of modular lab to provide coronavirus testing at multiple locations at Los Angeles International Airport
- ✓ **COMMISSIONED** by Memorial Healthcare to provide high-capacity testing services to Wayne County, Michigan, with ability to complete up to 7,000 tests per shift



www.clarity
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[1] https://www.cnn.com/2020/04/13/politics/south-korea-coronavirus-tests/index.html

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11 11 Commercial: Recent Accomplishments Materially expanding our pipeline of projects $4.0 million hospitality project in the Everglades $2.9 million for a series of buildings in New Mexico 300 units of workforce housing in the Catskills, NY Completed Mo Living hospitality prototype $1.7 million for 3 projects in Minnesota, Florida, and Arizona Agreement with BLINK for delivery of EV charging stations

12 12 Growing and Diversifying Revenue Base 2021 Revenue Expected to Grow at Least 400% as Compared to FY 2020 Dollars, in millions $0 $5 $10 $15 $20 $25 2019 2020 FY Est. 2021 FY Est. GROSS REVENUE

13 13 x EQUITY • Common shares outstanding 8,596,189 • Restricted Stock Units (unvested) 459,757 • Options (WAEP $81.60) 52,337 • Warrants (WAEP $7.95) 353,190 x DEBT • $0 x CASH & EQUIVALENTS • $13,047,565. Balance Sheet and Capitalization, 9/30/2020 Zero debt and significant cash holdings provide flexibility and funding capacity

Environmental, Social and Governance (ESG) SG Blocks is delivering & remains committed to environmentally appropriate products and services that reduce waste, increase efficiency and reduce barriers that prevent working class & underserved populations from receiving best in class diagnostic testing ENVIRONMENTAL • Recycled Materials • LEED Certifiable • Modular Efficiency • Earthquake/Hurricane Resistant • Point of Care Diagnostic Testing SOCIAL • Low cost homes • Low Carbon Footprint • Point of Care Medicine • Helps the sickest and most vulnerable • Early Detection saves lives GOVERNANCE • Tax transparency • Ethical business approach • No data sharing • No spam • Publicly Traded • Independent Board of Directors • Audit Committee • Compensation Committee • Nominating and Corporate Governance Committee

Management and Delivery Team 15 PAUL GALVIN, Chairman and Chief Executive Officer Since inception, Mr . Galvin has played a key role in the company’s growth and expansion . He brings over 25 years of experience developing and managing real estate, including residential condominiums, luxury sales and market rate and affordable rental projects . Prior to his involvement in real estate, he founded a non - profit organization that focused on public health, housing and child survival, where he served for over a decade in a leadership position . He is on the board of ToughBuilt Industries . STEVAN ARMSTRONG, Chief Technology Officer Mr . Armstrong, appointed as CTO in 2018 , was an original founder of SG Blocks . He served as President and COO of SGB and its predecessor entity from 2009 and as a director from 2007 . From 2003 – 2010 , he was a minority partner (owner) and Chief Construction Officer for Stratford Companies, a large senior housing development group . Prior to that, he was the EVP for Operations of Hospital Affiliates Development Corp . GERALD SHEERAN, Acting Chief Financial Officer Mr . Sheeran has served as the Controller since March of 2018 and brings extensive experience and expertise in areas of finance and accounting . Prior to joining the Company, he was a Senior Accounting Manager for Lucid Energy Group . Before his time at Lucid Energy Group, Mr . Sheeran worked for a number of different companies in connection with their accounting, reporting and financial operations . WILLIAM ROGERS, Chief Operating Officer Mr . Rogers has over 30 years of professional construction experience as lead superintendent . From April 2007 through December 2020 , Mr . Rogers acted as the Construction Superintendent at Plaza Construction Corp . based out of New York City . As part of his responsibilities, Mr . Rogers monitored costs including labor and material, project schedule and progress, and coordinated the sequence of construction details . A21

16 Thank You Let's talk about your ideas. ✆ (646) 240.4235 خ info@sgblocks.com